Exhibit 10.2

FIRST AMENDMENT TO

LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “First Amendment”) is made as of April 22, 2009, by and HSH NORDBANK AG, acting through its NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Lender (in such capacity, a “Lender”) and AL US DEVELOPMENT VENTURE, LLC (the “Borrower”).

RECITALS:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Loan Agreement dated as of June 14, 2007 (the “Original Loan Agreement”, and together with this First Amendment, the “Loan Agreement”); and

WHEREAS, the parties desire to amend the Original Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and for valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the Borrower and the Lenders hereby agree as follows:

Section 1. Waiver. The Administrative Agent acknowledges and agrees that Borrower will not be able to comply with Section 11.01(q)(ii) of the Loan Agreement in connection with the audit of Sunrise Senior Living, Inc. for the fiscal year ending December 31, 2008. Such failure shall not constitute an Event of Default under the Loan Agreement, or any other provision of the Loan Documents. This waiver is only effective for the fiscal year ending December 31, 2008.

Section 2. Events of Default. In consideration of the waiver granted hereunder, the parties agree that Section 11.01(e) of the Original Loan Agreement will be replaced in its entirety by the following:

(e) a Bankruptcy Action occurs with respect to the Borrower, any Guarantor, the Management Company, or Sunrise Senior Living, Inc.; provided that in the event of a Bankruptcy Action by the Management Company, Borrower will have the right to replace the Management Company with a new manager reasonably acceptable to the Administrative Agent, so long as such replacement takes place within thirty (30) days of such Bankruptcy Action.

Section 3. No Other Amendment; Original Loan Agreement to Remain in Full Force and Effect. Except as heretofore and hereby amended, the Original Loan Agreement shall in all other respects be ratified and remain in full force and effect.

Section 4. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

Section 5. Amendment and Waiver. Except as specifically provided in this First Amendment, nothing herein or any dealings of the Administrative Agent or the Lenders (collectively, the “Lender Group”) with the Borrower or any Affiliate of the Borrower shall be construed (i) as a waiver by any of the Lender Group of any Default or Event of Default that may exist at present or in the future, (b) as a waiver or release by any of the Lender Group of any term or provision of the Loan Agreement or any other Loan Document, (c) as a waiver or release by any of the Lender Group of any right or remedy now or in the future available to any of the Lender Group, (d) as a course of dealing among the Borrower, any Affiliate of the Borrower and the Lender Group that is inconsistent with the express terms of the Loan Documents, (e) as an agreement or assurance by any of the Lender Group that any waiver will be approved or forbearance agreement implemented or that the Lender Group will refrain from exercising any right or remedy or other action available to it under the Loan Documents, at law or in equity, all of which rights, remedies and actions each member of the Lender Group expressly reserves the right to exercise at any time and without further notice in accordance with the Loan Documents.

Section 6. Severability. The provisions of this First Amendment are intended to be severable. If any provision of this First Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or unenforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

[Signatures are on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

LENDERS:

HSH NORDBANK AG, NEW YORK BRANCH, as Lender and Administrative Agent for the Lenders

By:	/s/ Oliver Schenkenberg
Name:	Oliver Schenkenberg
Title:	Vice President
HSH Nordbank AG, New York Branch

By:	/s/ Gregory J. Nubor
Name:	Gregory J. Nubor
Title:	Senior Vice President
HSH Nordbank AG, New York Branch

BORROWER:

AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company

By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

By:	/s/ Edward Burnett
Name:	Edward Burnett
Title:	Vice President

Signature Page to First Amendment to Loan Agreement